UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2019

ALLYME GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-209478	32-0446353
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

13-4832 Lazelle Ave., Terrace BC, Canada	V8G 1T4
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(778) 888-2886

WeWin Group Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Change in Registrant’s Certifying Accountant

(i) On January 7, 2019, the Company dismissed Haynie & Company (“Haynie”), the independent registered public accounting firm of AllyMe Group, Inc. (the “Company”), effective on that date. As a result, the Company’s Board of Directors engaged KSP Group, Inc., Certified Public Accountants (“KSP”) to serve as the Company’s independent registered public accounting firm effective January 7, 2019.

(ii) The report of Haynie on the financial statements of the Company as of and for the fiscal year ended December 31, 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) During the Company’s fiscal year ended December 31, 2017 and the subsequent interim periods from January 1, 2018 to the date of this report, and in connection with the audit of the Company’s financial statements for such periods, there were no disagreements between the Company and Haynie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Haynie, would have caused Haynie to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

(iv) Haynie’s audit opinion letter for the period ended December 31, 2017 included the following statement:

“Consideration of the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred losses since inception, has negative cash flows from operations, and has negative working capital. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2 to the financial statements.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

(v) During the Company’s fiscal year ended December 31, 2017 and the subsequent interim period from January 1, 2018 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(vi) During the Company’s fiscal year ended December 31, 2017 and the subsequent interim period from January 1, 2018 to the date of this report, the Company did not consult with KSP regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(viii) The Company has provided Haynie with a copy of the disclosures in this report and has requested that Haynie furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Haynie agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from Haynie & Company dated January 8, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALLYME GROUP, INC.

DATE: January 8, 2019

By:	/s/ Zilin Wang
Zilin Wang
CEO, President and Secretary

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